UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: January 31

Date of reporting period: February 1, 2006 – January 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report  January 31, 2007

PIMCO

PIMCO Strategic Global Government Fund, Inc.

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $667 billion of assets under management as of December 31, 2006, is responsible for the management and administration of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world.

Annual Report	January 31, 2007	1

Chairman’s Letter

Dear PIMCO Strategic Global Government Fund, Inc. Shareholder:

It is our pleasure to present to you the annual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”), covering the twelve-month period ended January 31, 2007, the Fund’s fiscal year-end.

The past twelve months were challenging for many closed-end bond funds. The Federal Reserve raised the Federal Funds rate by 0.75% in the first five months of the Fund’s fiscal year, resulting in an inverted yield curve (a yield curve environment in which short-term interest rates yield more than intermediate and long-term rates). Rising interest rates reduced the value of fixed-income securities and made it more costly for funds that use leverage to borrow. In addition, the premiums that investors typically earn for investing in riskier assets, such as corporate and emerging market bonds, declined as investors’ appetites for yield grew.

As a result, the Board of Directors of the Fund decided to decrease the Fund’s monthly dividend from 7.4 cents per common share to 6.5 cents per common share beginning last August. Despite these market difficulties, the Fund returned 5.75% based on its net asset value performance and 4.21% based on its NYSE share price during the period. The Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.48% during the same period.

Since PIMCO assumed responsibility for managing the Fund on February 8, 2002, through January 31, 2007, the Fund has achieved annualized returns of 6.68% based on its net asset value performance and 9.13% based on its NYSE share price, while the benchmark returned 4.46% on an annualized basis during the same period. On January 31, 2007, the Fund’s net assets stood at $378.3 million.

Additional highlights of the bond markets during the twelve-month reporting period ended January 31, 2007 include:

■

Bonds gained during 2006 as a whole despite a difficult environment in the first half of the year. Signs of economic softness during the second half of the year put an end to the Federal Reserve’s series of 17 consecutive interest rate hikes that began in mid-2004, and interest rates across the U.S. Treasury yield curve fell.

2	PIMCO Strategic Global Government Fund, Inc.

■

Investor concern about central bank tightening overseas caused European and U.K. government bonds to lag U.S. Treasuries for the year while the yield on Japanese government bonds rose the least over the twelve-month period. On January 31, 2007, the benchmark ten-year Treasury yielded 4.81%, which was 0.29% higher than at January 31, 2006.

■

Riskier assets such as corporate and emerging markets bonds outperformed U.S. Treasuries. Ample liquidity and low volatility, even amid central bank tightening around the globe, supported global investors in their pursuit of yield. By the end of the Fund’s fiscal year, the premium that investors received for investing in emerging market bonds stood at 1.74% versus 2.10% the year prior.

■

Toward the end of the year, the effects of a cooling housing market and overly aggressive mortgage lending in prior years resulted in the pronounced weakness that PIMCO had expected in the subprime mortgage market (a market characterized by loans to borrowers with low credit scores, limited or no loan documentation, and loans covering a high percentage of the property’s appraised value). The Fund’s exposure to this segment of the mortgage market was minimal due to a focus on high-quality, AAA-rated, agency issued mortgage-backed securities, which posted returns in excess of U.S. Treasuries.

On the following pages please find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your investment in the Fund, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.rcsfund.com.

Sincerely,

R. Wesley Burns

Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.

March 20, 2007

Annual Report	January 31, 2007	3

Important Information About the Fund

Background and Investment Objective

The PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the NYSE under the ticker symbol “RCS.” Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. Pacific Investment Management Company LLC (“PIMCO”) assumed responsibility for portfolio management of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objective by investing primarily in a portfolio of investment grade fixed-income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises, including Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Government National Mortgage Association (“GNMA” or “Ginnie Mae”), which may or may not be backed by the full faith and credit of the U.S. government.

On March 31, 2006, the Fund changed its non-fundamental policy relating to investments in global securities. Previously, the Fund’s policy was to invest, under normal circumstances, at least 65% of its total assets in the securities of issuers located in not less than three different countries, including the United States. The policy was changed in two respects: (1) the percentage changed from at least 65% to at least 80% and (2) the basis of the calculation changed from total assets to net assets plus amounts borrowed for investment purposes. The amended policy requires the Fund to invest, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in the securities of issuers located in not less than three different countries, including the United States. These changes were made to make the Fund’s policy regarding investment in global securities consistent with its policy regarding investment in government securities, and to give PIMCO more flexibility in the use of transactions that settle on a delayed delivery or forward commitment basis.

Effective September 14, 2006, the Fund adopted a non-fundamental investment policy permitting it to invest up to 20% of its total assets in non-investment grade securities regardless of the issuer. Prior to the adoption of this policy, the only non-investment grade securities in which the Fund was permitted to invest were securities of emerging markets issuers, subject to a limit of 20% of total assets. The new policy expands the Fund’s ability to invest in non-investment grade securities beyond those of emerging markets issuers, to include other types of securities in which the Fund is permitted to invest, such as corporate, mortgage-backed and asset-backed securities. As discussed in the Summary of Risks, investments in non-investment grade securities exposes the Fund to credit and high-yield security risk. The Fund continues to be subject to a separate investment policy limiting its investments in securities of emerging markets issuers to 20% of total assets.

4	PIMCO Strategic Global Government Fund, Inc.

Dividend Policy

Effective with the August 14, 2006 dividend declaration, the Fund pays a monthly dividend out of net investment income at a rate of $0.065 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to regulated investment companies.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 32. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The following provides a description of the Fund’s principal risks. The Fund may be subject to additional risks other than those described below.

■	Interest rate risk, including the risk that bond prices fall as interest rates rise.

■

Yield curve flattening risk, including the risk of a decrease in the difference between short-term interest rates and long-term interest rates and the risk that financing costs exceed the returns from longer-term investments purchased with borrowed funds.

■	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV.

■	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate.

■	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity.

■	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative.

■	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies.

■

Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers. This risk may be enhanced when investing in emerging markets.

Annual Report	January 31, 2007	5

Important Information About the Fund  (Cont.)

■

Credit and high-yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds. As a result of the Fund’s new policy, any expanded investments in non-investment grade securities will increase the Fund’s exposure to these risks,

■	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole.

■

Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns.

■	Concentration risk, which may result in additional volatility compared to a more diversified portfolio.

■

Mortgage risk, including the risk that rising interest rates will extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates (extension risk) and the risk that in an environment where interest rates are falling, borrowers will pay off their mortgages sooner than expected, causing the Fund to reinvest at the lower prevailing interest rates and reducing the Fund’s returns (contraction risk).

In an environment in which interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 5.04 years as of January 31, 2007, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 3.68 years.

The Fund may use derivative instruments for hedging and leveraging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Because the Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments.

High-yield bonds are bonds that are rated below investment grade (e.g., rated below BBB- by Standard & Poor’s and below Baa3 by Moody’s). Below-investment grade bonds may be issued in a variety of sectors of the bond market including the corporate and emerging markets sectors. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. As of January 31, 2007, the Fund’s holdings of high-yield bonds were approximately 9% of its total investments. The credit quality of the investments in the Fund’s portfolio does not ensure the stability or safety of the Fund’s portfolio.

The Fund’s investments in securities issued by certain U.S. government agencies or U.S. government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related

6	PIMCO Strategic Global Government Fund, Inc.

guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On June 28, 2006, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the SEC website at http://www.sec.gov. The Fund’s Proxy Policy and proxy voting record are also available on the website maintained by PIMCO for the Fund at http://www.rcsfund.com. The Fund held no securities during the year ended June 30, 2006, with respect to which there was a security holder vote. Accordingly, there are no proxy votes to report.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting the Fund’s website at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

Annual Report	January 31, 2007	7

Fund Summary  PIMCO Strategic Global Government Fund, Inc.

Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities.

Primary Investments: Investment grade fixed-income government securities of the United States and other countries, including mortgage-backed securities (which may not be backed by the full faith and credit of the relevant government). The Fund may invest up to 20% of its total assets in below-investment grade (high yield) securities and up to 20% of its total assets in securities of emerging markets issuers.

Fund Inception Date: 02/24/1994

Total Net Assets: $378.3 million as of January 31, 2007

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through January 31, 2007

                                                             Lehman Brothers
                   RCS Based on        RCS Based on              Aggregate
                  NYSE Share Price    Net Asset Value           Bond Index
                 ---------------       -----------------         ----------
02/28/1994           $10,000               $10,000                $10,000
03/31/1994             9,800                 9,631                  9,802
04/30/1994             9,100                 9,511                  9,734
05/31/1994             8,758                 9,507                  9,752
06/30/1994             8,515                 9,323                  9,746
07/31/1994             8,371                 9,465                  9,905
08/31/1994             8,636                 9,443                  9,936
09/30/1994             8,388                 9,455                  9,828
10/31/1994             8,138                 9,500                  9,826
11/30/1994             8,303                 9,403                  9,786
12/31/1994             8,279                 9,248                  9,836
01/31/1995             8,279                 9,282                 10,017
02/28/1995             8,449                 9,457                 10,241
03/31/1995             8,514                 9,435                 10,296
04/30/1995             8,576                 9,674                 10,430
05/31/1995             9,081                 9,958                 10,749
06/30/1995             9,034                 9,970                 10,817
07/31/1995             9,099                10,017                 10,825
08/31/1995             9,052                10,119                 10,928
09/30/1995             9,119                10,239                 11,013
10/31/1995             9,299                10,288                 11,127
11/30/1995             9,251                10,520                 11,266
12/31/1995             9,319                10,735                 11,392
01/31/1996             9,620                10,776                 11,486
02/29/1996             9,571                10,547                 11,366
03/31/1996             9,346                10,617                 11,314
04/30/1996             9,237                10,715                 11,277
05/31/1996             9,307                10,682                 11,260
06/30/1996             9,256                10,781                 11,392
07/31/1996             9,572                10,824                 11,429
08/31/1996             9,643                10,943                 11,435
09/30/1996             9,777                11,220                 11,606
10/31/1996            10,037                11,410                 11,819
11/30/1996            10,235                11,709                 11,980
12/31/1996            10,669                11,679                 11,909
01/31/1997            10,926                11,909                 11,970
02/28/1997            11,129                12,044                 12,000
03/31/1997            11,075                11,835                 11,906
04/30/1997            11,154                12,023                 12,065
05/31/1997            11,362                12,232                 12,171
06/30/1997            11,506                12,422                 12,294
07/31/1997            11,714                12,623                 12,536
08/31/1997            11,926                12,607                 12,486
09/30/1997            12,139                12,759                 12,636
10/31/1997            11,946                12,508                 12,776
11/30/1997            12,231                12,597                 12,809
12/31/1997            12,503                12,747                 12,917
01/31/1998            12,538                12,986                 13,070
02/28/1998            12,515                13,111                 13,074
03/31/1998            12,385                13,182                 13,121
04/30/1998            12,469                13,208                 13,191
05/31/1998            12,124                13,212                 13,285
06/30/1998            12,063                13,126                 13,362
07/31/1998            12,221                13,278                 13,416
08/31/1998            11,282                12,486                 13,592
09/30/1998            11,812                13,109                 13,863
10/31/1998            12,197                13,240                 13,846
11/30/1998            12,136                13,453                 13,874
12/31/1998            12,070                13,461                 13,931
01/31/1999            12,147                13,544                 14,017
02/28/1999            11,775                13,406                 13,871
03/31/1999            11,944                13,770                 13,971
04/30/1999            12,113                14,172                 14,023
05/31/1999            12,363                13,752                 13,927
06/30/1999            12,456                13,611                 13,913
07/31/1999            12,390                13,345                 13,863
08/31/1999            11,840                13,289                 13,869
09/30/1999            11,774                13,692                 14,041
10/31/1999            11,870                13,785                 14,096
11/30/1999            11,757                13,878                 14,110
12/31/1999            12,339                14,054                 14,067
01/31/2000            12,518                13,679                 13,986
02/29/2000            12,096                13,788                 14,120
03/31/2000            12,280                13,831                 14,271
04/30/2000            12,298                13,783                 14,257
05/31/2000            12,135                13,698                 14,271
06/30/2000            12,947                14,264                 14,548
07/31/2000            13,236                14,364                 14,651
08/31/2000            13,976                14,654                 14,846
09/30/2000            13,981                14,892                 14,990
10/31/2000            14,367                14,801                 15,077
11/30/2000            13,930                14,960                 15,293
12/31/2000            15,238                15,400                 15,562
01/31/2001            15,789                15,870                 15,812
02/28/2001            16,054                15,861                 15,937
03/31/2001            16,244                15,881                 16,044
04/30/2001            16,094                15,930                 16,031
05/31/2001            16,521                16,183                 16,127
06/30/2001            16,869                16,291                 16,176
07/31/2001            17,287                16,475                 16,493
08/31/2001            17,372                16,780                 16,653
09/30/2001            17,264                17,011                 16,903
10/31/2001            18,075                17,410                 17,163
11/30/2001            18,015                17,234                 16,993
12/31/2001            17,610                17,173                 16,912
01/31/2002            18,230                17,453                 17,032
02/28/2002            18,739                17,945                 17,195
03/31/2002            18,593                17,731                 16,967
04/30/2002            18,667                18,188                 17,270
05/31/2002            19,636                18,307                 17,422
06/30/2002            19,903                18,152                 17,575
07/31/2002            20,886                18,013                 17,786
08/31/2002            20,918                18,449                 17,999
09/30/2002            21,161                18,352                 18,240
10/31/2002            19,970                18,756                 18,229
11/30/2002            20,334                18,879                 18,207
12/31/2002            21,455                19,278                 18,519
01/31/2003            21,868                19,439                 18,537
02/28/2003            22,121                19,738                 18,744
03/31/2003            21,319                19,849                 18,755
04/30/2003            22,185                20,314                 18,871
05/31/2003            22,607                20,508                 19,106
06/30/2003            22,278                20,533                 19,110
07/31/2003            23,163                19,530                 18,650
08/31/2003            22,971                19,823                 18,731
09/30/2003            22,775                20,530                 19,145
10/31/2003            23,467                20,520                 19,011
11/30/2003            23,228                20,654                 19,043
12/31/2003            24,441                21,046                 19,226
01/31/2004            24,575                21,201                 19,351
02/29/2004            24,969                21,339                 19,535
03/31/2004            25,507                21,534                 19,662
04/30/2004            21,111                20,863                 19,240
05/31/2004            21,653                20,549                 19,172
06/30/2004            21,289                20,958                 19,273
07/31/2004            22,630                21,275                 19,441
08/31/2004            24,564                21,747                 19,759
09/30/2004            24,852                21,833                 19,791
10/31/2004            25,496                22,037                 19,936
11/30/2004            24,459                22,064                 19,808
12/31/2004            25,937                22,333                 19,945
01/31/2005            27,857                22,362                 20,014
02/28/2005            26,740                22,308                 19,910
03/31/2005            25,186                22,072                 19,834
04/30/2005            26,431                22,369                 20,059
05/31/2005            27,956                22,626                 20,232
06/30/2005            27,214                22,676                 20,313
07/31/2005            28,078                22,622                 20,168
08/31/2005            28,230                22,822                 20,385
09/30/2005            28,475                22,787                 20,234
10/31/2005            29,295                22,431                 20,111
11/30/2005            25,490                22,482                 20,189
12/31/2005            24,511                22,730                 20,345
01/31/2006            27,036                22,936                 20,371
02/28/2006            28,094                23,166                 20,418
03/31/2006            28,190                22,886                 20,294
04/30/2006            26,931                22,941                 20,301
05/31/2006            26,115                22,723                 20,284
06/30/2006            25,388                22,734                 20,318
07/31/2006            26,594                23,202                 20,575
08/31/2006            26,496                23,444                 20,852
09/30/2006            27,206                23,572                 21,011
10/31/2006            27,400                23,747                 21,140
11/30/2006            27,169                24,018                 21,355
12/31/2006            26,262                24,267                 21,277
01/31/2007            28,174                24,255                 21,283

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2007, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index which includes treasury, investment-grade corporate and mortgage-backed securities. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE share price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

à	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

Average Annual Total Return for the period ended January 31, 2007
		1 Year	5 Years	10 Years	Since Inception 02/24/1994		Since 02/08/2002(a)
	RCS Based on NYSE Share Price	4.21%	9.10%	9.94%	8.36%		9.16%
	RCS Based on Net Asset Value	5.75%	6.80%	7.37%	7.09%		6.68%
- - -	Lehman Brothers Intermediate Aggregate Bond Index(b)	4.48%	4.56%	5.92%	6.02%	(c)	4.46%

All Fund returns are net of fees and expenses.

(a)	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.
(b)

Lehman Brothers Intermediate Aggregate Bond Index represents securities that are taxable and dollar-denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this Index.

(c)	Index comparisons began on February 28, 1994.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling 1-866-746-2606.

8	PIMCO Strategic Global Government Fund, Inc.

NYSE Symbol	RCS

Allocation Breakdown % of Total Investments	01/31/07		01/31/06
U.S. Government Agencies and Sponsored Entities (“GSEs”)	76.5%	(d)	73.0%	(e)
Private Mortgage-Backed Securities	10.4%		13.4%
Corporate Bonds & Notes	7.1%		0.9%
Sovereign Issues	4.3%		8.7%
Short-Term Instruments	0.8%		2.0%
Other	0.9%		2.0%

(d)	54.5% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.
(e)	70.8% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.

Portfolio Insights

»	The average credit quality of the Fund as of January 31, 2007 was AA.

»

The Fund ran an above-index duration exposure, or sensitivity to changes in market interest rates, for most of the twelve-month period in expectation of a slowdown in economic growth accompanied by a decline in interest rates. Despite a slowdown in U.S. real GDP growth, this duration posture detracted from performance as the ten-year U.S. Treasury yield rose from 4.52% to 4.81%.

»

The Fund’s holdings reflected an emphasis on short maturity fixed-income securities throughout the year in expectation that the Federal Reserve would reduce the Federal Funds Rate and the U.S. Treasury curve would steepen. This position detracted from returns as the two-year Treasury yield rose more than the 30-year Treasury yield over the period, resulting in a flattening of the yield curve.

»	The Fund’s interest expense increased as a result of higher borrowing costs due to the sharp rise in short-term rates and increased use of reverse repurchase agreements to finance investments.

»

The Fund invested in mortgage-backed securities (“MBS”), predominantly AAA-rated issuances of FNMA and FHLMC, as a source of high-quality yield. An overweight to MBS, excluding GNMA MBS, benefited returns as they outperformed like-duration Treasuries over the period.

»	Positions in GNMA MBS detracted from performance as they lagged like-duration Treasuries over the period.

»

The Fund maintained an underweight to corporate bonds out of concern that thin credit spreads could widen as the economy weakened. This position detracted from returns as corporate bonds outpaced like-duration Treasuries over the period.

»

Following the Fund’s adoption of a non-fundamental investment policy permitting it to invest up to 20% of its total assets in non-investment grade securities without regard to whether such securities are emerging markets securities, the Fund began to invest in select high-yield corporate issues. This exposure, 3% of total investments at the end of the period, added to returns as spreads narrowed in this sector.

»

The Fund sought yield through its investments in select emerging markets bonds. The Fund supplemented its holdings of emerging markets sovereign debt with select higher-yielding emerging markets corporate issuances. Exposure to emerging markets bonds, 9% of total investments at the end of the period, benefited performance as spreads tightened.

»

The Fund expressed PIMCO’s expectation that the U.S. dollar would depreciate via modest exposure to the Japanese yen, a position that detracted from performance as the yen depreciated versus the U.S. dollar over the period.

Annual Report	January 31, 2007	9

Financial Highlights

Selected Per Share Data for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss) on Investments (a)		Total Income from Investment Operations	Dividends from Net Investment Income		Net Asset Value End of Year
01/31/2007	$10.39	$0.65	(g)	$(0.09	)(h)	$0.56	$(0.83	)(g)	$10.12
01/31/2006	11.01	0.75	(f)	(0.48	)(h)	0.27	(0.89	)(f)	10.39
01/31/2005	11.41	0.82	(e)	(0.23	)(h)	0.59	(0.99	)(e)	11.01
01/31/2004	11.33	0.78		0.21		0.99	(0.91)		11.41
01/31/2003	11.20	1.01		0.13		1.14	(1.01)		11.33

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of broker commissions.
(c)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date on a net asset value basis, reinvested capital gains distributions on a net asset value basis, if any, and changes in net asset value per share during the period.
(d)	Past performance is no guarantee of future results.
(e)	Net investment income for tax purposes was $0.98 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(f)	Net investment income for tax purposes was $0.87 per share. Net investment income for financial reporting purposes was $0.12 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(g)	Net investment income for tax purposes was $0.81 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities and swaps. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. Swaps are included as a component of net investment income for tax purposes, but treated as a component of capital for financial reporting purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(h)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.
(i)	The difference between the ratio of expenses to average net assets and the ratio of expenses to average net assets excluding interest expense was primarily comprised of interest on reverse repurchase agreements. See the discussion on Reverse Repurchase Agreements on page 24 and the discussion of Leverage on page 23 of the Notes to the Financial Statements for more information.

10	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

NYSE Share Price End of Year	Total Return Per Share NYSE Share Price(b)(d)	Total Return Per Share Net Asset Value(c)(d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$11.14	4.21%	5.75%	$378,385	3.03	%(i)	1.06	%(i)	6.42%	123%
11.58	(2.95)	2.57	$382,618	1.52		1.06		6.99	361
12.88	13.36	5.47	$399,268	1.06		1.05		7.38	224
12.41	12.38	9.07	$407,099	1.05		1.04		6.84	446
11.95	19.96	11.38	$395,313	1.15		1.15		9.02	517

Annual Report	January 31, 2007	11

Statement of Assets and Liabilities	January 31, 2007

Amounts in thousands, except share and per share amounts
Assets:
Investments, at value	$1,257,743
Cash	101
Foreign currency, at value	1,054
Receivable for investments sold	155,358
Interest and dividends receivable	5,317
Paydown receivable	6
Variation margin receivable	324
Swap premiums paid	8,154
Unrealized appreciation on swap agreements	24,744
Other assets	1
1,452,802

Liabilities:
Payable for reverse repurchase agreements	$256,581
Payable for investments purchased	663,349
Payable for short sale	127,852
Dividends payable	2,429
Accrued investment advisory fee	248
Accrued administration fee	15
Accrued custodian expense	41
Accrued audit fee	27
Accrued printing expense	11
Variation margin payable	801
Swap premium received	19,009
Unrealized depreciation on forward foreign currency contracts	141
Unrealized depreciation on swap agreements	3,614
Other liabilities	299
1,074,417

Net Assets	$378,385

Net Assets Consist of:
Capital stock–authorized 500 million shares, $.00001 par value; outstanding 37,379,165 shares	$1
Paid in capital	437,988
(Overdistributed) net investment income	(2,946)
Accumulated undistributed net realized (loss)	(79,712)
Net unrealized appreciation	23,054
$378,385

Net Asset Value Per Share Outstanding	$10.12

Cost of Investments Owned	$1,258,780

Cost of Foreign Currency Held	$1,064

Proceeds Received on Short Sales	$127,969

12	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

Statement of Operations

Amounts in thousands
Year Ended January 31, 2007
Investment Income:
Interest	$35,616
Miscellaneous income	25
Total Income	35,641

Expenses:
Investment advisory fees	3,129
Administration fees	189
Transfer agent fees	42
Directors’ fees	158
Printing expense	48
Legal fees	106
Audit fees	41
Custodian fees	161
Interest expense	7,427
Miscellaneous expense	110
Total Expenses	11,411

Net Investment Income	24,230

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,414
Net realized (loss) on futures contracts, options and swaps	(32,233)
Net realized (loss) on foreign currency transactions	(634)
Net change in unrealized (depreciation) on investments	(16,599)
Net change in unrealized appreciation on futures contracts, options and swaps	35,950
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	35
Net (Loss)	(3,067)

Net Increase in Net Assets Resulting from Operations	$21,163

Annual Report	January 31, 2007	13

Statements of Changes in Net Assets

Amounts in thousands, except share amounts
Increase (Decrease) in Net Assets from:	Year Ended January 31, 2007		Year Ended January 31, 2006

Operations:
Net investment income	$24,230		$27,270
Net realized (loss)	(22,453)		(2,771)
Net change in unrealized appreciation (depreciation)	19,386		(15,534)
Net increase resulting from operations	21,163		8,965

Distributions to Shareholders:
From net investment income	(30,980)		(32,475)

Fund Share Transactions:
Issued as reinvestment of distributions (536,700 and 592,628 shares, respectively)	5,584		6,860

Total Decrease in Net Assets	(4,233)		(16,650)

Net Assets:
Beginning of year	382,618		399,268
End of year*	$378,385		$382,618

* Including (overdistributed) net investment income of:	$(2,946	)(a)	$(1,598	)(b)

(a)

Amount reflects annual Fund distributions made in excess of the Fund’s accumulated net investment income based on financial accounting principles. For income tax purposes, the Fund underdistributed accumulated taxable income by $1,110,000 (see discussion of Federal Tax Matters in the Notes to the Financial Statements on page 27). Dividend distributions are based on net taxable income. Fund distributions may vary significantly from the Fund’s net investment income due to differences in financial accounting and income tax accounting principles. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial accounting purposes and income tax purposes.

(b)

Amount reflects annual Fund distributions made in excess of the Fund’s accumulated net investment income based on financial accounting principles. For income tax purposes, the Fund underdistributed accumulated taxable income by $2,302,000. Dividend distributions are based on net taxable income. Fund distributions may vary significantly from the Fund’s net investment income due to differences in financial accounting and income tax accounting principles. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial accounting purposes and income tax purposes.

14	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

Statement of Cash Flows

Amounts in thousands
Increase in Cash from:	Year Ended January 31, 2007

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$21,163

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(8,231,069)
Proceeds from sales of long-term securities	7,918,100
Sale of short-term portfolio investments, net	5,916
Increase in interest receivable	(627)
Increase in receivable for investments sold	(31,799)
Increase in paydown receivable	955
Increase in payable for investments purchased	76,017
Increase in other asset	(1)
Decrease in swap premium paid	(6,904)
Proceeds from futures transactions	1,870
Proceeds from currency transactions	(644)
Decrease in management fee payable	(12)
Increase in accrued printing expense	1
Increase in accrued custodian expense	16
Increase in accrued audit fee	16
Decrease in other accrued liabilities	(102)
Proceeds from short sale transactions	127,969
Unrealized appreciation on investments	(19,386)
Net realized loss on investments	22,453
Net amortization on investments	631
Net cash used for operating activities	(115,437)

Cash flows received from financing activities:
Net borrowing from reverse repurchase agreements	142,276
Cash dividend paid*	(25,693)
Net cash received from financing activities	116,583

Net Increase in Cash	1,146

Cash and Foreign Currency:
Beginning of year	9
End of year	$1,155

* Includes reinvestment of dividends of $5,584

Annual Report	January 31, 2007	15

Schedule of Investments

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 23.5%

BANKING & FINANCE 5.2%
ATF Bank JSC
8.875% due 11/09/2009	$1,500	$1,547

Banque Centrale de Tunisie
7.375% due 04/25/2012	2,000	2,152

Desarrolladora Homex S.A. de C.V.
7.500% due 09/28/2015	2,000	2,046

GMAC LLC
6.000% due 12/15/2011	3,000	2,959

GPB Eurobond Finance PLC for Gazprombank
6.500% due 09/23/2015	5,000	4,971

PT Bank Negara Indonesia Tbk
10.000% due 11/15/2012	2,000	2,064

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	2,000	2,005

Wells Fargo Capital X
5.950% due 12/15/2086	2,000	1,972

		19,716

INDUSTRIALS 15.1%
Bon-Ton Stores, Inc.
10.250% due 03/15/2014	2,000	2,080

Cablemas S.A. de C.V.
9.375% due 11/15/2015	2,000	2,218

CSN Islands IX Corp.
10.500% due 01/15/2015	3,700	4,407

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,000	975
8.375% due 05/01/2016	2,000	2,125

EchoStar DBS Corp.
7.125% due 02/01/2016	1,500	1,513

Gaz Capital for Gazprom
8.625% due 04/28/2034	3,000	3,763

Georgia-Pacific Corp.
7.000% due 01/15/2015	500	500
7.700% due 06/15/2015	1,500	1,536
7.750% due 11/15/2029	1,500	1,492

HCA, Inc.
9.000% due 12/15/2014	1,500	1,481
9.250% due 11/15/2016	700	746

Herbst Gaming, Inc.
8.125% due 06/01/2012	2,000	2,050

Lyondell Chemical Co.
8.250% due 09/15/2016	1,500	1,598

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	$2,000	$2,357

NAK Naftogaz Ukrainy
8.125% due 09/30/2009	3,000	3,005

Pemex Project Funding Master Trust
5.750% due 12/15/2015	7,000	6,834
9.125% due 10/13/2010	370	412

Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,775

RH Donnelley Corp.
8.875% due 01/15/2016	3,500	3,684

SemGroup L.P.
8.750% due 11/15/2015	1,500	1,511

Service Corp. International
7.625% due 10/01/2018	1,500	1,582

Sino-Forest Corp.
9.125% due 08/17/2011	2,000	2,120
Southern Copper Corp.
7.500% due 07/27/2035	1,000	1,070

Supervalu, Inc.
7.500% due 11/15/2014	1,500	1,570

Vale Overseas Ltd.
6.250% due 01/23/2017	900	904
6.875% due 11/21/2036	1,100	1,122

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	1,500	1,582

		57,012

UTILITIES 3.2%
Cia Energetica de Sao Paulo
10.000% due 03/02/2011	2,000	2,235

Enersis S.A.
7.375% due 01/15/2014	2,000	2,149

Nevada Power Co.
6.500% due 05/15/2018	2,500	2,598

TECO Energy, Inc.
6.750% due 05/01/2015	5,000	5,219

		12,201

Total Corporate Bonds & Notes (Cost $85,509)		88,929

U.S. GOVERNMENT AGENCIES 254.2%
Fannie Mae
4.250% due 11/25/2024 - 03/25/2033	402	330
5.000% due 05/25/2016 - 12/01/2018	231	228

16	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

January 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.350% due 01/01/2023	$84	$83
5.500% due 08/25/2014 - 06/01/2037	17,148	16,867
5.750% due 06/25/2033	100	98
5.807% due 08/25/2043	2,500	2,504
6.000% due 02/25/2017 - 01/01/2037	53,064	53,267
6.000% due 01/25/2044 (b)	10,338	10,355
6.491% due 04/01/2030	78	79
6.500% due 05/01/2013 - 07/25/2042	14,163	14,407
6.500% due 02/01/2028 - 06/25/2044 (b)	18,265	18,596
6.650% due 03/01/2032	216	221
6.665% due 02/01/2032	37	38
6.670% due 12/01/2028	125	126
6.850% due 12/18/2027	117	120
7.000% due 01/01/2013 - 01/01/2047	19,003	19,515
7.000% due 04/01/2030 - 03/25/2045 (b)	24,785	25,455
7.021% due 02/01/2028	36	36
7.065% due 03/01/2032	300	303
7.082% due 09/01/2028	48	49
7.179% due 12/01/2028	118	120
7.343% due 02/01/2027	101	102
7.400% due 10/01/2031	17	17
7.407% due 11/01/2027	145	147
7.410% due 02/01/2030	83	85
7.465% due 10/01/2031	11	11
7.500% due 06/01/2017 (b)	1,227	1,266
7.500% due 12/01/2017 - 06/25/2044	18,942	19,667
7.598% due 12/01/2025	179	183
7.750% due 03/01/2031	90	91
7.815% due 12/01/2030	251	253
8.000% due 04/01/2017 - 06/01/2032	6,692	7,012
8.000% due 08/01/2032 (b)	5,010	5,303
8.500% due 04/01/2016 - 06/18/2027	2,638	2,818
8.750% due 11/01/2011 - 05/01/2017	38	39
9.000% due 12/01/2019 (b)	14,154	15,252
9.428% due 05/15/2021	1,918	2,094
9.985% due 07/15/2027	751	832
10.300% due 04/25/2019	107	113

Federal Housing Administration
7.430% due 06/01/2024	197	199

Freddie Mac
5.000% due 10/15/2016 - 02/15/2024	523	516
5.500% due 12/01/2031 - 11/01/2036	200,534	197,400
5.570% due 04/01/2033	52	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.000% due 10/15/2012 - 03/15/2035	$1,519	$1,534
6.000% due 12/15/2016 - 03/15/2033 (b)	14,204	14,334
6.500% due 11/01/2016 - 10/25/2043	83,478	84,907
6.500% due 10/15/2023 - 03/25/2044 (b)	45,311	46,286
6.900% due 09/15/2023	2,875	2,957
6.950% due 07/15/2021	1,426	1,425
7.000% due 11/01/2007 - 10/25/2043	83,022	84,951
7.000% due 03/15/2029 - 06/01/2036 (b)	21,997	22,503
7.154% due 12/01/2026	41	42
7.356% due 09/01/2031	323	327
7.500% due 01/01/2016 - 02/25/2042	6,477	6,748
8.000% due 02/15/2022 - 12/01/2026	1,480	1,552
8.250% due 10/01/2007	2	2
8.500% due 04/15/2022 - 10/01/2030	1,591	1,651

Ginnie Mae
5.500% due 04/20/2035 - 06/20/2035	973	978
6.000% due 01/01/2037	125,000	126,172
6.500% due 06/20/2032 - 04/01/2037	125,139	127,995
7.000% due 02/15/2024 - 06/15/2026	386	398
7.000% due 3/20/2031 (b)	8,095	8,377
7.250% due 07/16/2028	447	454
7.500% due 07/15/2007 - 03/15/2029	3,897	4,070
8.000% due 06/15/2016 - 03/20/2030	900	954
8.500% due 10/15/2016 - 02/15/2031	57	61
9.000% due 06/15/2016 - 01/15/2020	1,769	1,899

Small Business Administration
4.754% due 08/10/2014	1,698	1,630
5.038% due 03/10/2015	995	970
6.300% due 07/01/2013 - 06/01/2018	1,232	1,260
6.400% due 08/01/2013	326	332
7.200% due 06/01/2017	119	124
7.449% due 08/01/2010	114	119
7.540% due 08/10/2009	412	426
7.700% due 07/01/2016	71	75

Total U.S. Government Agencies (Cost $968,176)		961,762

Annual Report	January 31, 2007	17

Schedule of Investments

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
PRIVATE MORTGAGE-BACKED SECURITIES 34.6%
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	$122	$123

Countrywide Alternative Loan Trust
6.500% due 07/25/2035	2,453	2,454

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 11/25/2026 (b)	6,501	6,465
7.500% due 11/25/2034 (b)	5,307	5,498

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2034 (b)	2,723	2,770

DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,564

GMAC Mortgage Corp. Loan Trust
5.220% due 08/19/2034	1,293	1,267

GSAA Trust
6.000% due 04/01/2034 (b)	6,352	6,332

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043 (b)	7,068	7,169
7.500% due 06/19/2027	212	219
8.000% due 09/19/2027	2,901	3,051

GSR Mortgage Loan Trust
5.500% due 11/25/2035 (b)	5,000	4,822
6.500% due 01/25/2034 (b)	5,105	5,156

MASTR Alternative Loans Trust
6.500% due 03/25/2034	2,438	2,454
7.000% due 04/25/2034	512	516

MASTR Reperforming Loan Trust
7.000% due 05/25/2035 (b)	5,599	5,696
7.500% due 07/25/2035 (b)	8,076	8,328

Nomura Asset Acceptance Corp.
7.000% due 10/25/2034 (b)	4,613	4,729
7.500% due 03/25/2034 (b)	6,212	6,411
7.500% due 10/25/2034 (b)	13,840	14,433

Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	327	330
7.000% due 08/25/2016 (b)	4,959	5,041
8.500% due 10/25/2031 (b)	2,186	2,277
8.500% due 11/25/2031	2,530	2,700

Structured Asset Securities Corp.
7.500% due 10/25/2036	9,608	10,074

Vendee Mortgage Trust
7.500% due 09/15/2030 (b)	8,028	8,382

Washington Mutual MSC Mortgage Pass-Through Certificates
6.500% due 08/25/2034	5,628	5,712
7.000% due 03/25/2034	1,012	1,023

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
7.500% due 04/25/2033 (b)		$4,139	$4,247

Wells Fargo Mortgage-Backed Securities Trust
4.109% due 06/25/2035		1,800	1,766

Total Private Mortgage-Backed Securities (Cost $133,732)			131,009

ASSET-BACKED SECURITIES 0.0%
Residential Asset Mortgage Products, Inc.
8.500% due 12/25/2031		58	60

Total Asset-Backed Securities (Cost $60)			60

SOVEREIGN ISSUES 14.5%
Brazilian Government International Bond
7.125% due 01/20/2037		7,580	8,027
8.000% due 01/15/2018		902	999
8.250% due 01/20/2034		4,000	4,774
8.750% due 02/04/2025		4,500	5,535
10.125% due 05/15/2027		1,538	2,159
10.500% due 07/14/2014		700	884
11.000% due 08/17/2040		2,500	3,296

Dominican Republic International Bond
9.040% due 01/23/2018		5,465	6,271

Jamaica Government International Bond
8.500% due 02/28/2036		1,000	1,069
10.625% due 06/20/2017		4,000	4,860

Pakistan Government International Bond
7.125% due 03/31/2016		2,000	2,078

Panama Government International Bond
9.375% due 07/23/2012		3,325	3,877

Russia Government International Bond
5.000% due 03/31/2030		937	1,042
11.000% due 07/24/2018		1,000	1,428
12.750% due 06/24/2028		300	536

Ukraine Government International Bond
7.650% due 06/11/2013		6,200	6,664

Venezuela Government International Bond
9.375% due 01/13/2034		1,000	1,302

Total Sovereign Issues (Cost $48,866)			54,801

FOREIGN CURRENCY-DENOMINATED ISSUES 2.6%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	1,000	1,352

18	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

January 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Mexico Government International Bond
8.000% due 07/23/2008	DEM	12,100	$8,441

Total Foreign Currency-Denominated Issues (Cost $9,224)			9,793

SHORT-TERM INSTRUMENTS 2.8%

COMMERCIAL PAPER 1.1%
TotalFinaElf Capital S.A.
5.260% due 02/01/2007		$4,200	4,200

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
4.900% due 02/01/2007		$3,507	$3,507

(Dated 01/31/2007. Collateralized by Federal Home Loan Bank 4.500% due 05/21/2007 valued at $3,582. Repurchase proceeds are $3,507.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.8%
4.836% due 03/01/2007-03/15/2007 (a)(c)(e)	$2,810	$2,796

Total Short-Term Instruments (Cost $10,503)		10,503

Purchased Options (g) 0.2% (Cost $2,710)		$886

Total Investments (d) 332.4% (Cost $1,258,780)		$1,257,743

Other Assets and Liabilities (Net) (232.4%)		(879,358)

Net Assets 100.0%		$378,385

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	On January 31, 2007, securities valued at $265,483 were pledged as collateral for reverse repurchase agreements.
(c)	Securities with an aggregate market value of $1,492 have been pledged as collateral for swap and swaption contracts on January 31, 2007.
(d)	As of January 31, 2007, portfolio securities with an aggregate value of $199 were valued in good faith and pursuant to the guidelines established by the Board of Directors.
(e)	Securities with an aggregate market value of $1,055 have been segregated with the custodian to cover margin requirements for the following open futures contracts on January 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 5-Year Note March Futures	Short	03/2007	801	$1,000
U.S. Treasury 10-Year Note March Futures	Short	03/2007	588	1,139
U.S. Treasury 30-Year Bond March Futures	Short	03/2007	244	850

				$2,989

Annual Report	January 31, 2007	19

Schedule of Investments

(f)	Swap agreements outstanding on January 31, 2007:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035	GBP	4,200	$(46)
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		9,300	(540)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035	JPY	550,000	95
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035		555,000	196
Bank of America	3-Month USD-LIBOR	Pay	4.570%	01/27/2015		$12,000	(567)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2009		8,300	55
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.650%	06/21/2026		350,000	7,668
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		26,000	(671)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.900%	08/21/2016		200,000	1,100
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	6.200%	08/21/2016		200,000	710
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.700%	06/21/2025		623,900	0
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.800%	06/21/2026		350,000	14,920
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		47,400	(1,790)

							$21,130

(g)	Purchased options outstanding on January 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$109.500	02/23/2007	412	$8	$7
Call - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/23/2007	588	11	9

				$19	$16

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 9-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.920%	08/17/2007	$200,000	$1,840	$708
Put - OTC 9-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	6.200%	08/17/2007	200,000	800	162

							$2,640	$870

Options on Securities	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 6.500% due 02/01/2037	$91.000	02/05/2007	$24,000	$3	$0
Put - OTC Fannie Mae 6.500% due 02/01/2037	91.500	02/05/2007	100,500	12	0
Put - OTC Freddie Mac 5.500% due 02/01/2037	84.000	02/05/2007	175,000	20	0
Put - OTC Freddie Mac 6.000% due 02/01/2037	86.000	02/05/2007	90,000	10	0
Put - OTC Freddie Mac 6.500% due 02/01/2037	92.625	02/05/2007	50,000	6	0

				$51	$0

20	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

January 31, 2007

(h)	Short sales outstanding on January 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Ginnie Mae	6.500%	03/01/2037	$125,000	$127,969	$127,852

(i)	Forward foreign currency contracts outstanding on January 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	EUR	7,617	02/2007	$0	$(19)	$(19)
Sell	GBP	68	02/2007	0	(2)	(2)
Buy	JPY	422,122	02/2007	0	(120)	(120)

				$0	$(141)	$(141)

Annual Report	January 31, 2007	21

Notes to Financial Statements

1. GENERAL INFORMATION

The Fund commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is “RCS.” Shares of the Fund are traded on the New York Stock Exchange.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Security Valuation Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. The net asset value per share (“NAV”) is determined on each business day as of 4:00 p.m. Eastern Time. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The NAV is available on the website maintained by PIMCO on behalf of the Fund at www.rcsfund.com, by clicking on the Daily NAV link.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and asset-backed securities are recorded as a component of interest income on the Statement of Operations.

(c) Borrowing Under Mortgage Dollar Rolls and Forward Commitments The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by

22	PIMCO Strategic Global Government Fund, Inc.

January 31, 2007

earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2007, there were $467,703,223 in dollar roll commitments.

(d) Leverage The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

(e) Dividends and Distributions to Shareholders The Fund expects to pay monthly dividends of net investment income (other than net realized gains) to the shareholders. Under the Fund’s current policy, which may be changed at any time by the Fund’s Board of Directors, the Fund’s monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which over time is expected to result in the distribution of all net investment income of the Fund. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions paid during a fiscal period may differ significantly from the net investment income and realized capital gain reported in a Fund’s annual financial statements presented under GAAP.

(f) Foreign Currency The accounting records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
DEM	German Mark	GBP	British Pound
EUR	Euro	JPY	Japanese Yen

(g) Forward Currency Transactions The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an

Annual Report	January 31, 2007	23

Notes to Financial Statements  (Cont.)

unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse

24	PIMCO Strategic Global Government Fund, Inc.

January 31, 2007

repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the year ended January 31, 2007 was $141,501,207 at a weighted average interest rate of 5.18%.

(l) Short Sales The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates and credit risks.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities The Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(o) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the

Annual Report	January 31, 2007	25

Notes to Financial Statements  (Cont.)

Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes for the Fund to be no later than July 30, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement on the Fund’s semiannual financial statements for the period ending July 31, 2007.

3. FEES AND EXPENSES

(a) Investment Advisory Fee Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.82% based on average daily net assets of the Fund during the month. Prior to June 1, 2006, the investment advisory fee was 0.85%.

(b) Administration Fee PIMCO serves as administrator (the “Administrator”) and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average daily net assets of the Fund during the month.

(c) Fund Expenses The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement of related expenses.

4. RELATED PARTY TRANSACTIONS

The Adviser and Administrator are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and

26	PIMCO Strategic Global Government Fund, Inc.

January 31, 2007

active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		Non-U.S. Government/Agency

Purchases	Sales	Purchases	Sales

$ 8,063,017	$ 7,747,138	$ 168,052	$ 91,416

7. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of January 31, 2007, the components of distributable taxable earnings are as follows (amount in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Loses (3)	Post-October Deferral (4)

$ 1,110	$ 0	$ 19,039	$ (2,999)	$ (50,661)	$ (26,093)

(1)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2006 through January 31, 2007, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2007, the Fund had accumulated capital losses expiring in the following years (amounts in thousands):

The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
01/31/2008 (5)	01/31/2009	01/31/2012	01/31/2013	01/31/2014	01/31/2015

$ 3,440	$ 28,488	$ 2,188	$ 9,752	$ 6,177	$ 616

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of January 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation) (6)

$ 1,258,780	$ 10,998	$ (12,035)	$ (1,037)

(6)	There were no differences between book and tax unrealized depreciation on investments.

Annual Report	January 31, 2007	27

Notes to Financial Statements  (Cont.)

For the fiscal years ended January 31, 2007 and January 31, 2006, respectively, the Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(7)	Long-Term Capital Gain Distributions	Return of Capital

01/31/2007	$ 30,980	$ 0	$ 0

01/31/2006	32,475	0	0

(7)	Includes short-term capital gains, if any, distributed.

8. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company) and certain of their affiliates, including the PIMCO Funds, (a series of funds managed by PIMCO), the Allianz Funds, (a series of funds managed by affiliates of PIMCO), certain Trustees of the PIMCO Funds and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders–including certain funds

28	PIMCO Strategic Global Government Fund, Inc.

January 31, 2007

managed by PIMCO–were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. It is possible that these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

Annual Report	January 31, 2007	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the PIMCO Strategic Global Government Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Strategic Global Government Fund, Inc. (hereinafter referred to as the “Fund”) at January 31, 2007, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

March 26, 2007

30	PIMCO Strategic Global Government Fund, Inc.

Privacy Policy*	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

* This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

Annual Report	January 31, 2007	31

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

32	PIMCO Strategic Global Government Fund, Inc.

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Annual Report	January 31, 2007	33

Management of the Fund	(Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund
Name, Age and Position Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Directors
Francis E. Lundy 69 Director	Since 2/94	President, Technical Instrument—San Francisco.	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).
James M. Whitaker 64 Director, Vice Chairman of the Board	Since 2/94	Attorney at Law, sole practitioner.	1	None

Gregory S. Young 49 Director	Since 3/01	President, Teton Capital Management (private equity venture capital).	1	None

Carter W. Dunlap, Jr. 51 Director	Since 6/02	Analyst/Portfolio Manager, Dunlap Equity Management (investment advisory).	1	None

Interested Director
R. Wesley Burns* 47 Director and Chairman	Since 3/06	Consulting Managing Director, PIMCO. Formerly, Director and Managing Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

* Mr. Burns is an “Interested Person” of the Fund (as the term defined in the 1940 Act) because of his affiliations with PIMCO.

** Term of office is three years.

34	PIMCO Strategic Global Government Fund, Inc.

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ernest L. Schmider 49 President	Since 5/05	Managing Director, PIMCO.

David C. Flattum 42 Chief Legal Officer	Since 11/06	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham 36 Chief Compliance Officer	Since 7/04	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Pasi Hamalainen 39 Senior Vice President	Since 2/02	Managing Director, PIMCO.

Daniel J. Ivascyn 37 Senior Vice President	Since 2/02	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Jeffrey M. Sargent 44 Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. 44 Vice President - Senior Counsel	Since 5/05	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.

Henrik P. Larsen 36 Vice President	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen 47 Vice President	Since 2/02	Vice President, PIMCO.

Garlin G. Flynn 60 Secretary	Since 2/02	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway 49 Treasurer	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown 39 Assistant Treasurer	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	January 31, 2007	35

Other Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Strategic Global Government Fund, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-SAR-06

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer, principal financial officer and principal accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)(1)	The Board of Directors of PIMCO Strategic Global Government Fund, Inc. (the “Fund” or “Registrant”) has determined that the Fund has at least one “audit committee financial expert,” as such term is defined in the instructions to this Item 3, serving on its audit oversight committee (the “Audit Committee”).

	(a)(2)	The audit committee financial expert is Gregory S. Young. Mr. Young is independent as defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	January 31, 2007	$32,500
	January 31, 2006	$34,037

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	January 31, 2007	$5,200
	January 31, 2006	$11,000

(c)	Fiscal Year Ended	Tax Fees(2)
	January 31, 2007	$—
	January 31, 2006	$350

(d)	Fiscal Year Ended	All Other Fees(3)
	January 31, 2007	$—
	January 31, 2006	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the Registrant’s tax returns.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	January 31, 2007	January 31, 2006
PIMCO Strategic Global Government Fund, Inc.	$5,200	$11,350
Pacific Investment Management Company LLC	$713,012	$407,032

Totals	$718,212	$418,382

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are:

Carter W. Dunlap, Jr.

Francis E. Lundy

Gregory S. Young

James M. Whitaker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the Registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Daniel J. Ivascyn, as portfolio manager, is responsible for the day-to-day management of the Fund. The table below provides information about Mr. Ivascyn.

Portfolio Manager	Since	Recent Professional Experience
Daniel J. Ivascyn	2/02	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

Other Accounts Managed

Mr. Ivascyn also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of January 31, 2007: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
Daniel J. Ivascyn
Registered Investment Companies	4	4,191.74	0	N/A
Other Pooled Investment Vehicles	6	228.46	1	54.55
Other Accounts	6	3,209.59	0	N/A

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index as the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio manager, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn, as a Managing Director of PIMCO, receives a base salary and also receives compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.

Investment professionals, including Mr. Ivascyn, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan’), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors (as defined below), and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, Mr. Ivascyn as a Managing Director of PIMCO receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Mr. Ivascyn, as a Managing Director receives an amount determined by the Managing Director Compensation Committee, based upon his individual overall contribution to the firm and the Bonus Factors (as defined below).

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the compensation from the profit sharing plan for Mr. Ivascyn:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by Mr. Ivascyn, including the Fund (which is benchmarked against the Lehman Brothers Intermediate Aggregate Bond Index), and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by Mr. Ivascyn;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by Mr. Ivascyn;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Mr. Ivascyn’s compensation is not based directly on the performance of the Fund or any other account he manages. Final award amounts are determined by the PIMCO Compensation Committee.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given to the Managing Director or member of executive management.

Mr. Ivascyn, as a Managing Director also has a long-term employment contract, which guarantees severance payments in the event of involuntary termination of his employment with PIMCO.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of January 31, 2007, by the portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Shares Owned

Daniel J. Ivascyn	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (August 1, 2006 - August 31, 2006)	46,549.47	$10.12	46,549.47	(1)	N/A
Month #2 (September 1, 2006 - September 30, 2006)	38,115.97	$10.29	38,115.97	(1)	N/A
Month #3 (October 1, 2006 - October 31, 2006)	36,925.32	$10.45	36,925.32	(1)	N/A
Month #4 (November 1, 2006 - November 30, 2006)	35,958.10	$10.52	35,958.10	(1)	N/A
Month #5 (December 1, 2006 - December 31, 2006)	36,872.97	$10.22	36,872.97	(1)	N/A
Month #6 (January 1, 2007 - January 31, 2007)	36,094.38	$10.19	36,094.38	(1)	N/A
Total	230,516.20		230,516.20		N/A

*	Shares purchased include purchases made at NAV as well as on the open market by the agent of the Fund’s Dividend Reinvestment Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the Fund have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(2)	Exhibit 99.CERT—Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.CERT—Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Ernest L. Schmider
Ernest L. Schmider
President, Principal Executive Officer

Date:	April 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ernest L. Schmider
Ernest L. Schmider
President, Principal Executive Officer

Date:	April 5, 2007

By:	/s/ John P. Hardaway
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	April 5, 2007